EXHIBIT 32.2

CERTIFICATION OF PERIODIC FINANCIAL REPORT BY CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 10-K for the annual period ended December 31, 2018, of First Financial Bancorp. (the “Company”), as filed with the Securities and Exchange Commission on February 22, 2019 (the “Report”), I, James M. Anderson, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James M. Anderson
James M. Anderson Executive Vice President and Chief Financial Officer

February 22, 2019